UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of the Securities and Exchange Act Of 1934

September 8, 2005

Date of Report (Date of earliest event reported)

WATSON PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	0-20045	95-3872914
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

311 Bonnie Circle Corona, California		92880
(Address of principal executive offices)		(Zip Code)

(951) 493-5300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01       Entry Into A Material Definitive Agreement.

On September 8, 2005, Watson Pharmaceuticals, Inc. (the “Company”) entered into a Second Amendment to the Credit Agreement dated May 30, 2003 (as amended by the First Amendment dated February 10, 2005) by and among the Company, Wachovia Bank, National Association, Bank of America, N.A., CIBC World Markets Corp., Lehman Commercial Paper, Inc. and other members of a syndicate of lenders.  A copy of the Second Amendment is attached hereto as Exhibit 10.1 and incorporated herein by reference.

The Second Amendment reduces the fee structure payable by the Company and adds or amends, as the case may be, certain defined terms.

Item 9.01       Financial Statements and Exhibits.

c.     Exhibits

10.1            Second Amendment to Credit Agreement dated September 8, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 13, 2005	WATSON PHARMACEUTICALS, INC.

	By:	/s/Charles P. Slacik
Charles P. Slacik,
Executive Vice President and
Chief Financial Officer